Exhibit 99.1
Execution Version

AMENDMENT NO. 1 TO
AMENDED AND RESTATED TRUST AGREEMENT
Exeter Automobile Receivables Trust 2021-2
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 19, 2022 (this “Amendment”), between EFCAR, LLC, a Delaware limited liability company, as depositor (in such capacity, the “Depositor”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as owner trustee (the “Owner Trustee”).
WHEREAS, the Depositor and the Owner Trustee are parties to that certain amended and restated trust agreement, dated as of April 30, 2021 (the “Amended and Restated Trust Agreement”), of Exeter Automobile Receivables Trust 2021-2 (the “Trust”);
WHEREAS, the Depositor and the Owner Trustee desire to amend the Amended and Restated Trust Agreement to facilitate the exchange of Definitive Certificates for Book-Entry Certificates and to make certain other related amendments;
WHEREAS, pursuant to, and subject to certain conditions described in, Section 10.1(b) of the Amended and Restated Trust Agreement, the Depositor and the Owner Trustee may amend the Amended and Restated Trust Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Amended and Restated Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; and
WHEREAS, the Depositor has caused to be delivered to the Owner Trustee the Opinion of Counsel described in the penultimate paragraph of Section 10.1(b) of the Amended and Restated Trust Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Amended and Restated Trust Agreement.
SECTION 2.  Amendments to the Amended and Restated Trust Agreement.
(a)            Section 3.2 of the Amended and Restated Trust Agreement is hereby amended by adding the following new paragraph to the end of such Section:
“The Book-Entry Certificates and the Definitive Certificates (collectively) shall be issued in an aggregate nominal principal amount of $100,000 (which shall be deemed to be the equivalent of 100,000 units, with $1 of principal amount being the equivalent of 1 unit).  The Trust shall not issue any Certificate that would cause the aggregate nominal principal amount of all Certificates (including any Certificates that are initially issued as Definitive Certificates) to exceed $100,000, or 100,000 units, without the prior written consent of all Certificateholders.  The Definitive Certificates and all beneficial interests in the Book-Entry Certificates shall be owned in the minimum nominal principal amount of $14,286 and integral multiples of $1 in excess thereof.  No distributions of moneys to the Certificateholders under the Basic Documents shall be deemed to reduce the nominal principal amount of any Certificate prior to payment in full of all Notes; provided, however, that the final aggregate $100,000 that is allocated to payment of the Certificates pursuant to the Basic Documents upon final distribution of the Owner Trust Estate and termination of the Trust pursuant to Section 8.1 shall be deemed to repay the aggregate nominal principal amount of the Certificates in full; provided, further, that any failure to pay in full the nominal principal amount of a Certificate on such final Distribution Date shall not result in any recourse to, claim against or liability of any Person for such shortfall.”
(b)            The first four sentences of Section 3.4(a) of the Amended and Restated Trust Agreement are hereby deleted and replaced with the following three sentences:
“Each Holder of a Definitive Certificate may elect to exchange such Definitive Certificate for a Book-Entry Certificate representing the same Percentage Interest, which exchange shall be effected on any Business Day other than a Record Date or Distribution Date, provided that the Depositor shall have provided notice of such exchange to the Certificate Registrar at least two Business Days prior to such exchange, and subject to receipt by the Certificate Registrar of such Definitive Certificate two Business Days before the date of such exchange and in accordance with the applicable terms of Section 3.7.  Each Certificate which is issued as a Book-Entry Certificate shall be in the form of one or more typewritten Certificates, substantially in the form of Exhibit A hereto, to be delivered to the Certificate Registrar, as agent for the Clearing Agency, by, or on behalf of, the Trust.  Any Definitive Certificate received by the Certificate Registrar for exchange will be canceled by the Certificate Registrar contemporaneously with the issuance of the related Book-Entry Certificate.”
(c)            Section 3.4(a)(v) of the Amended and Restated Trust Agreement is hereby amended and restated in its entirety as follows:
“(v)            owners of a beneficial interest in a Book-Entry Certificate will not be entitled to have any portion of a Book-Entry Certificate registered in their names and will not be considered to be the Certificateholders of any Certificates under this Trust Agreement; and”
(d)            The third sentence of Section 3.6(a) of the Amended and Restated Trust Agreement is hereby amended and restated in its entirety as follows:
“Upon (x) the occurrence of either of the events set forth in the immediately preceding sentence and (y) the surrender to the Certificate Registrar of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by re-registration instructions, the Trust shall execute and the Certificate Registrar shall authenticate Definitive Certificates representing the applicable Certificates in accordance with the instructions of the Clearing Agency.”
(e)            The third paragraph of Section 3.7 of the Amended and Restated Trust Agreement is hereby amended by adding the following two sentences immediately after the first sentence in such paragraph:
“With respect to any Definitive Certificate that is exchanged for a Book-Entry Certificate pursuant to Section 3.4(a), the related Certificateholder shall surrender such Definitive Certificate to the Certificate Registrar in exchange for a beneficial interest in a Book-Entry Certificate representing the same Percentage Interest.  Any such Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency.”
(f)            Section 3.7 of the Amended and Restated Trust Agreement is hereby amended by adding the following new paragraph to the end of such Section:
“Notwithstanding the foregoing, no sale or transfer of a Certificate (or beneficial interest therein) shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective hereunder, if the sale or transfer thereof increases to more than 99 the sum of the number of Certificateholders of any Definitive Certificates, the number of Certificate Owners of any Book-Entry Certificates and the number of beneficial owners of the Class E Notes.  For purposes of determining the total number of Certificateholders, Certificate Owners and beneficial owners of the Class E Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, any Definitive Certificates, Book-Entry Certificates or Class E Notes is treated as a Certificateholder of any Definitive Certificates, Certificate Owner of any Book-Entry Certificates or beneficial owner of any Class E Notes if (i) substantially all of the value of such beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in such Certificates or Notes and (ii) a principal purpose of the use of the flow-through entity to hold such Certificates or Notes is to satisfy the 99-holder limitation set out above.  If using a flow-through entity to acquire a Certificate, the Certificateholder or Certificate Owner shall be deemed to have represented that it is not using the flow-through entity in order to avoid the 99-holder limitation set out above.  For purposes of determining the total number of beneficial owners of Class E Notes under this section, the Certificate Registrar may conclusively rely without independent investigation on information received from the Note Registrar as to the total number of Noteholders of the Class E Notes.  In addition, no sale or transfer of a Certificate shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective hereunder unless, as evidenced by a written representation and covenant by the transferee in form satisfactory to the Certificate Registrar (in the case of a

Definitive Certificate) or the Depositor (in the case of a Book-Entry Certificate), upon which representation and covenant such Person may conclusively rely, no member of such transferee’s expanded group as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)) is or will become the beneficial owner of a Note.  If a Certificateholder (in the case of a Definitive Certificate) or Certificate Owner (in the case of a Book-Entry Certificate), or a member of such Certificateholder’s or Certificate Owner’s expanded group becomes the beneficial owner of a Note, the Depositor is authorized at its discretion to compel such Certificateholder or Certificate Owner, as applicable, to sell its Certificates or beneficial interest in Certificates to a Person whose ownership or beneficial ownership complies with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Trust. Any Person that becomes a Certificate Owner shall, by acceptance of its beneficial interest, be deemed to have made the acknowledgments, representations, warranties and covenants required of transferees in this Section 3.7 and covenants and agrees that it will abide by the transfer restrictions applicable to holders of Certificates set forth herein.”
(g)            The second sentence in the first paragraph of Exhibit A to the Amended and Restated Trust Agreement is hereby amended and restated, as follows:
“THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $14,286 AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF.”
(h)            The close-bracket appearing at the end of the first paragraph of Exhibit A to the Amended and Restated Trust Agreement is hereby deleted.
(i)            The fifth paragraph of the “(Reverse of Certificate)” in Exhibit A to the Amended and Restated Trust Agreement is hereby amended and restated in its entirety, as follows:
“No sale or transfer of a Certificate (or beneficial interest therein) shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective under the Trust Agreement, if the sale or transfer thereof increases to more than 99 the sum of the number of Certificateholders of any Definitive Certificates, the number of Certificate Owners of any Book-Entry Certificates and the number of beneficial owners of the Class E Notes.  For purposes of determining the total number of Certificateholders, Certificate Owners and beneficial owners of the Class E Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, any Definitive Certificates, Book-Entry Certificates or Class E Notes is treated as a Certificateholder of any Definitive Certificates, Certificate Owner of any Book-Entry Certificates or beneficial owner of any Class E Notes if (i) substantially all of the value of such beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in such Certificates or Notes and (ii) a principal purpose of the use of the flow-through entity to hold such Certificates or Notes is to satisfy the 99-holder limitation set out above.  If using a flow-through entity to acquire a Certificate, the Certificateholder or Certificate Owner shall be deemed to have represented that it is not using the flow-through entity in order to avoid the 99-holder limitation set out above.  In addition, no sale or transfer of a Certificate shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective under the Trust Agreement unless, as evidenced by a written representation and covenant by the transferee in form satisfactory to the Certificate Registrar (in the case of a Definitive Certificate) or the Depositor (in the case of a Book-Entry Certificate), upon which representation and covenant such Person may conclusively rely, no member of such transferee’s expanded group as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)) is or will become the beneficial owner of a Note.  If a Certificateholder (in the case of a Definitive Certificate) or Certificate Owner (in the case of a Book-Entry Certificate), or a member of such Certificateholder’s or Certificate Owner’s expanded group becomes the beneficial owner of a Note, the Depositor is authorized at its discretion to compel such Certificateholder or Certificate Owner, as applicable, to sell its Certificates or beneficial interest in Certificates to a Person whose ownership or beneficial ownership complies with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Trust. Any Person that becomes a Certificate Owner shall, by acceptance of its beneficial interest, be deemed to have made the acknowledgments, representations, warranties and covenants required of transferees in Section 3.7 of the Trust Agreement and covenants and agrees that it will abide by the transfer restrictions applicable to holders of Certificates set forth therein.”
SECTION 3.  Representations and Warranties.  Each of the Depositor and the Owner Trustee represents and warrants to the other parties hereto as set forth in this Section 3.
(a)            The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not contravene its organizational documents or any contractual restriction, law or governmental regulation, or court decree or order binding on or affecting it.
(b)            This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.
SECTION 4.  Binding Effect; Ratification.
(a)            This Amendment shall become effective as of the date first set forth above once counterparts hereof shall have been executed and delivered by the parties hereto, at which time this Amendment shall become binding on the parties hereto and their respective successors and assigns.

(b)            The Amended and Restated Trust Agreement, as amended hereby, remains in full force and effect.  On and after the date hereof, each reference in the Amended and Restated Trust Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Basic Document to the Amended and Restated Trust Agreement, shall mean and be a reference to the Amended and Restated Trust Agreement, as amended hereby.
(c)            Except as expressly amended hereby, the Amended and Restated Trust Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
SECTION 5.  Miscellaneous.
(a)            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)            The headings of the various Articles and Sections in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
(c)            This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Each of the parties hereto further agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.  Executed counterparts of this Amendment may be delivered electronically.
SECTION 6.  Direction to Owner Trustee.  Pursuant to Section 5.3 of the Amended and Restated Trust Agreement, EFCAR, LLC, in its capacity as the Majority Certificateholder, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment.  EFCAR, LLC hereby certifies to the Owner Trustee that (i) it is the Majority Certificateholder and (ii) all conditions precedent to the execution and delivery of this Amendment have been satisfied.  The Depositor agrees to indemnify the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with this Amendment, including without limitation in connection with the waiver described in Section 8 of this Amendment.
SECTION 7.  Waiver of Notice.  The Depositor and each Certificateholder party hereto hereby waive the requirement that the Owner Trustee provide written notification to such Person of the substance of this Amendment pursuant to Section 10.1(b) of the Amended and Restated Trust Agreement.
SECTION 8.  Exchange of Definitive Certificate(s).   Each Holder of a Definitive Certificate as of the date hereof (other than Exeter Flow Intermediary Trust) hereby provides notice that it intends to exchange its Definitive Certificate for a Book-Entry Certificate by

surrendering its Definitive Certificate to the Certificate Registrar in exchange for a beneficial interest in a Book-Entry Certificate representing the same Percentage Interest in accordance with Section 3.4(a) of the Amended and Restated Trust Agreement (as amended by this Amendment) and, by such surrender, directs the Certificate Registrar to exchange such Definitive Certificate for a beneficial interest in a Book-Entry Certificate representing the same Percentage Interest subject to the conditions and at the times provided for in the Trust Agreement as amended by this Amendment and agrees that its Definitive Certificate shall be cancelled contemporaneously with the exchange.  Each Holder of a Definitive Certificate as of the date hereof hereby agrees to waive any requirement under the Amended and Restated Trust Agreement that any documents to be provided in connection with the exchange of Definitive Certificates for Book-Entry Certificates hereunder be delivered with any signature guarantee.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
EFCAR, LLC, as Depositor and as the Majority Certificateholder
By: /s/ Ben Miller
       Name: Ben Miller
       Title:   Chief Executive Officer

WILMINGTON TRUST COMPANY, as Owner Trustee

By:   /s/ Erwin Soriano
         Name: Erwin Soriano
         Title:   Vice President

CONSENTED TO BY:
EXETER FLOW INTERMEDIARY TRUST, as a Certificateholder of the Trust
By:	Exeter Finance LLC, not in its individual capacity but solely as administrator
By: /s/ Ben Miller
       Name: Ben Miller
       Title:   Executive Vice President and Treasurer